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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       January 31, 2000 (January 28, 2000)
                     ---------------------------------------

                                  PHYCOR, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                  0-19786                 62-13344801
       -------------              -----------             ---------------
       (State or Other          (Commission File         (I.R.S. Employer
       Jurisdiction of              Number)                Identification
       Incorporation)                                          Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
                   --------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.   OTHER EVENTS.

          On January 28, 2000, PhyCor, Inc., a Tennessee corporation (the "Company"), issued a press release announcing that it had amended and restated its bank credit facility. Copies of the amended and restated credit facility and the press release are attached hereto and are incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Business Acquired.

                     None required

          (b) Pro Forma Financial Information.

                     None required

          (c) Exhibits.

              99.1 Third Amended and Restated Revolving Credit Agreement, dated as of January 28, 2000, among the Company, the Banks named therein and Citicorp USA, Inc.

              99.2 Copy of press release issued by the Company on January 28, 2000.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHYCOR, INC.


                                       By:     Joseph C. Hutts
                                          -------------------------------------
                                               Joseph C. Hutts
                                               Chairman and Chief
                                               Executive Officer



Date: January 31, 2000







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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
------       -----------------------

  99.1 Third Amended and Restated Revolving Credit Agreement, dated as of January 28, 2000, among the Company, the Banks named therein and Citicorp USA, Inc.

  99.2       Copy of press release issued by the Company on January 28, 2000.










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